UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2013

Commission File Number 001-33836

STEWART & STEVENSON LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-3974034
(State or other jurisdiction of incorporation or organization )	(IRS Employer Identification Number)

1000 Louisiana St., Suite 5900, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 751-2700

(Registrant’s telephone number including area code)

None

(Former Name, former address, and former fiscal year if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

Stewart & Stevenson LLC and Stewart & Stevenson Corp., as co-issuers (the “Co-Issuers”) of 10% Senior Notes due 2014 (the “Notes”), issued under the indenture dated as of July 6, 2006, as amended and supplemented through the date hereof, among the Co-Issuers, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, on April 9, 2013 an irrevocable notice of redemption to redeem the entire remaining $8,040,000 outstanding aggregate principal amount of Notes on May 9, 2013 at a redemption price of 100% of the principal amount, plus accrued interest to May 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON LLC

By:	/s/ John B. Simmons
John B. Simmons
Chief Financial Officer

April 10, 2013